Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25S

TWENTIETH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Twentieth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and CUSTOMER agree to the following as of the Effective Date (as defined below):

1.    Customer desires to utilize the services of CSG’s Professional Services Group to design, develop, and implement a custom solution that will allow Customer’s Customer Service Representatives ("CSRs") to complete orders with higher accuracy.  CSG will design, develop and implement its Order Account Audit Tool ("OAAT") custom solution that will include a series of edits during the CSR's order creation process that will notify the CSR if the order has violated an order audit rule.

2.    As a result, Schedule F, Fee Schedule, "CSG Services," Subsection V, "Custom Implementation Services" of the Agreement is amended to include the following fees for the CSG services to be performed in connection with the monthly Production Support and Maintenance of OAAT:

Description of Item/Unit of Measure	Frequency	Fee
Order Account Audit Tool (Note 1)
Software Development (Note 2) ♦Analysis, Architecture, Design, and Development	********	$*********
Production Support and Maintenance (Note 3) (Note 4)	*******	$********

Note 1: Design, development and implementation services and lead times will be set forth in that certain Statement of Work, "Order Account Audit Tool (OAAT) Implementation" (CSG document no. 2310761).

Note 2: Software Development of the OAAT custom solution will be invoiced to Customer on a time and materials basis as estimated in Statement of Work, "Order Account Audit Tool (OAAT) Implementation" (CSG document no. 2310761)

Note 3:  Production Support and Maintenance will commence following deployment of OAAT to production.  Production Support and Maintenance will be limited to ****** (**) ***** per *****.  Production Support and Maintenance fees will be subject to annual increases pursuant to the Agreement.  Any hours in excess of the ****** (**) ***** per ***** of Production Support and Maintenance requested by Customer shall be billed on a time and materials basis, as mutually agreed by the parties in a separate statement of work.

Note 4:  CSG and Customer agree to reevaluate Production Support and Maintenance terms after OAAT has been in production for ****** (**) ******.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed on the day and year last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Joseph P. Murray	By: /s/ Joseph T. Ruble
Title: VP Billing	Title: EVP - General Counsel
Name: Joseph P. Murray	Name: Joe T. Ruble
Date: 12-8-2011	Date: 12-9-11